UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 9, 2017

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Manhattanville Road, Suite 106, Purchase, NY 10577
(Address of principal executive offices, zip code)
(914) 468-4009
(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

On March 9, 2017, Bovie Medical Corporation (the "Company") issued a press release reporting on its results of operations for the fourth quarter and full year ended December 31, 2016. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Such information, including the Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d)

Exhibit No.	Description

99.1	Press release dated March 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017	By:	/s/ Robert L. Gershon
Robert L. Gershon
Chief Executive Officer

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